NEOS Enhanced Income Credit Select ETF

HYGY

(a series NEOS ETF Trust)

Supplement dated September 17, 2024, to the Prospectus and

Statement of Additional Information (“SAI”) dated July 22, 2024.

Effective September 17, 2024, “HYBI” will replace “HYGY” as the ticker symbol of NEOS Enhanced Income Credit Select ETF (the “Fund”). Accordingly, all references to “HYGY” in the Fund’s Prospectus and Statement of Additional Information are removed and replaced with “HYBI”.

This Supplement and the Prospectus and Statement of Additional Information dated July 22, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (833) 833-1311.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE